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Exhibit 10.14

NOVATION AND AMENDMENT AGREEMENT

Dated 18 December 2007

GOOD 'N' NATURAL LIMITED
the Company

with

JPMORGAN CHASE BANK, N.A., LONDON BRANCH
the Existing Lender

and

J.P. MORGAN EUROPE LIMITED
as New Lender

RELATING TO A £9,575,000 FACILITY AGREEMENT
DATED
22 DECEMBER 2006

THIS AGREEMENT is dated 18 December 2007 and made between:

(1)
GOOD 'N' NATURAL LIMITED (the "Company");

(2)
JPMORGAN CHASE BANK, N.A., LONDON BRANCH (the "Existing Lender"); and

(3)
J.P. MORGAN EUROPE LIMITED (the "New Lender").

WHEREAS:

(A)
The Company has requested that the Existing Lender extend the tenor of the Facility (which is fully drawn) to 31 December 2010 (the "Extension").

(B)
The Existing Lender and the New Lender are prepared to agree to the Extension, subject to the Company agreeing that all the rights and obligations of the Existing Lender as Lender under the Original Facility Agreement (as defined below) be novated to the New Lender for certain withholding tax-related reasons as disclosed to the Company by the Existing Lender (the "Novation").

(C)
The Company agrees to the Novation and the parties now wish to document the Novation and the Extension by entering into this Agreement.

IT IS AGREED as follows:

1.
DEFINITIONS AND INTERPRETATION

1.1
Definitions

        In this Agreement:

  "Amended Agreement" means the Original Facility Agreement, as amended by this Agreement.

  "Original Facility Agreement" means the £9,575,000 sterling term facility agreement dated 22 December 2006 between the Company and the Existing Lender (as amended from time to time prior to the date of this Agreement).

  "Transfer Date" means [21] December 2007 (or such other date as the New Lender and the Existing Lender may agree to in accordance with Clause 2 (Conditions Precedent) below.

1.2
Incorporation of defined terms

(a)
Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)
The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3
Clauses

  In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause of or a Schedule to this Agreement.

1.4
Third Party Rights

  A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5
Designation

  In accordance with the Original Facility Agreement, each of the Company and the Existing Lender designate this Agreement as a Finance Document.

2.
CONDITIONS PRECEDENT

  The provisions of Clause 4 (Transfer by Novation) and Clause 5 (Amendment) shall be effective on and from the Transfer Date only if, not later than 11.00 a.m. on the Transfer Date, the New Lender has received all the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory it. The New Lender shall notify the Company promptly upon being so satisfied. If such documents are not received by such time on the Transfer Date, the Existing Lender and the New Lender will, at their discretion, determine a new time by which such documents are to be provided to the New Lender by the Company and on which date.

3.
REPRESENTATIONS

  The Company makes the Repeating Representations by reference to the facts and circumstances then existing:

  (a)
  on the date of this Agreement; and

  (b)
  on the Transfer Date.

4.
TRANSFER BY NOVATION

4.1
Transfer by novation

  On the Transfer Date the Existing Lender shall transfer by novation all of its rights and obligations under the Original Facility Agreement to the New Lender, so that the New Lender will become the Lender under the Amended Agreement with a participation in each Loan as notified to it by the Existing Lender prior to the Transfer Date.

4.2
Procedure for transfer by novation

  The transfer by novation set out in Clause 4.1 (Transfer by novation) shall take effect on the Transfer Date so that:

  (a)
  to the extent that in Clause 4.1 (Transfer by novation) the Existing Lender seeks to transfer by novation its rights and obligations under the Original Facility Agreement each of the Company and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (being the "Discharged Rights and Obligations");

  (b)
  each of the Company and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Company and the New Lender have assumed and/or acquired the same in place of the Company and the Existing Lender; and

  (c)
  the New Lender shall become a Party as a "Lender".

4.3
Administrative Details

  The New Lender's address, fax number and attention details for the purposes of Clause 25.2 (Addresses) of the Amended Agreement are the same as those of the Existing Lender.

5.
AMENDMENTS

5.1
Amendments

  With effect from the Transfer Date, the Original Facility Agreement shall be amended as follows:

  (a)
  All references to "JPMorgan Chase Bank, N.A." shall be amended to read "J.P. Morgan Europe Limited".

  (b)
  The definition of "Cash Collateral Agreement" shall be amended to read as follows:

    "Cash Collateral Agreement" means the cash collateral agreement dated 22 December 2006 between the Borrower and JPMorgan Chase Bank, N.A., London Branch, the benefit of which was assigned by JPMorgan Chase Bank, N.A., London Branch to J.P. Morgan Europe Limited pursuant to an assignment agreement between JPMorgan Chase Bank, N.A., London Branch as assignor and J.P. Morgan Europe Limited as assignee dated on or about [18] December 2007.

  (c)
  The definition of "Termination Date" shall be amended to read as follows:

    "Termination Date" means 31 December 2010.

  (d)
  Clause 23.1.2 (Payments to the Lender) of the Original Facility Agreement shall be amended to read as follows:

23.1.2	Payment shall be made to the relevant account below (or such other account as the Lender may specify for such purpose):
	Pay to (Name of Bank):	J P Morgan Europe Limited, London—CHASGB22
	Address:	Direct Sort Code 40-52-06
	Reference:	LDNLOANS /Good 'N' Natural Limited
5.2
Continuing obligations

  The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

6.
MISCELLANEOUS

6.1
Incorporation of terms

  The provisions of Clause 25 (Notices) and Clause 32 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement and as if references in those clauses to "Party" and "Lender" include the New Lender.

6.2
Counterparts

  This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.
GOVERNING LAW

  This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
CONDITIONS PRECEDENT

1.
Company

(a)
A copy of a resolution of the board of directors of the Company:

(i)
approving the terms of, and the transactions contemplated by, this Agreement and the Deed of Assignment (as defined below) and resolving that it execute this Agreement and the Deed of Assignment; and

(ii)
authorising a specified person or persons to execute this Agreement and the Deed of Assignment on its behalf.

(b)
A specimen of the signature of each person authorised by the resolution referred to in paragraph (a) above.

2.
Other documents and evidence

(a)
A duly executed letter from the Guarantor confirming that the Guarantee will continue in full force and effect and, upon execution of this Agreement, will be for the benefit of the New Lender in its capacity as Lender under the Amended Agreement.

(b)
The deed of assignment between the Existing Lender, the New Lender and the Company (relating to the cash collateral agreement dated 22 December 2006 between the Company and the Existing Lender) duly signed by the Company (the "Deed of Assignment").

SIGNATURES
The Company
GOOD 'N' NATURAL LIMITED
By:	/s/ PETER HOWARD ALDIS
Name:	Peter Howard Aldis
Title:	Director

The Existing Lender
JPMORGAN CHASE BANK, N.A., LONDON BRANCH
By:	/s/ MARK HERRIDGE
Name:	Mark Herridge
Title:	Vice President

The New Lender
J.P. MORGAN EUROPE LIMITED
By:	/s/ MARK HERRIDGE
Name:	Mark Herridge
Title:	Vice President
By:	/s/ DANA E. JURGENS
Name:	Dana E. Jurgens
Title:	Vice President

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  Exhibit 10.14
NOVATION AND AMENDMENT AGREEMENT
GOOD 'N' NATURAL LIMITED the Company
JPMORGAN CHASE BANK, N.A., LONDON BRANCH the Existing Lender
J.P. MORGAN EUROPE LIMITED as New Lender
SCHEDULE 1 CONDITIONS PRECEDENT